Related Party Transactions	12 Months Ended
Dec. 31, 2025
Related party transactions [abstract]
Related party transactions

25	Related party transactions
Remuneration of key management personnel
The remuneration of the directors (excluding non-executive directors) and executive officers, who are considered to be key management personnel of the Group, is set out below in aggregate for each of the categories specified in IAS 24, ‘Related Party Disclosures’. These expenses are included in the ‘General and administrative expenses’ line item within the Consolidated Statement of Profit or Loss and Other Comprehensive Income.

	2025 $ 'millions	2024 $ 'millions	2023 $ 'millions
Short term employee benefits	21	16	10
Restricted Stock Units ("RSUs") Awards	7	4	4
Post-employment pension and medical benefits	—	—	—
Other long-term benefits	2	—	—
Termination benefits	1	—	—
	31	20	14
Key management personnel services were also provided by Whitfield Management Limited. Amounts paid to Whitfield Management Limited for these services for the year ended December 31, 2025 amounted to $2.2 million (2024: $2.0 million; 2023: $2.4 million).
Transactions with Other Related Parties
A subsidiary of Super Group, SG Ventures (“SGV”), has entered into a funding and option agreement with Bellerive Capital Limited (“BCL”), which is a part of the Bellerive Group, to acquire 50% of the shares of Bellerive Capital 71 Limited (“BC71L”) in November 2025, for a potential joint investment in ClipFarm LLC (“Clipfarm”). ClipFarm provides a platform to connect video editors with other short-form clips. The total investment into Clipfarm will be $7.5 million, split equally between SGV and BCL. At December 31, 2025, the loan advanced to BCL amounted to $3.5 million, as presented in note 13.